UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2014

ALLIED NEVADA GOLD CORP.
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)
(775) 358-4455
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On December 12, 2014, Allied Nevada Gold Corp. issued a press release announcing the closing of its previously announced public offering of shares of common stock and warrants, and issued 21,750,000 shares and 10,875,000 warrants for gross proceeds of $21.75 million. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated December 12, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2014	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated December 12, 2014.